UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-k

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October  19, 2004
                                                --------------------------------



                                    VOLT INC.
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          (Exact name of registrant as specified in its in its charter)



         Nevada                     0-28555                   86-0960464
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(State or other jurisdiction      (Commission               (IRS Employer
  of incorporation)               File Number)             Identification No.)



                 41667 Yosemite Pines Drive, Oakhurst, CA 93644
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Registrant's telephone number, including area code       (559)-692-2474
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                                 NOT APPLICABLE
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


Item 1.  Changes in Control of Registrant.

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.

         Name change to Kore Holdings Inc and Certificate of Amendment to the Articles of Incorporation of Volt Inc

Item 6.  Resignations of Registrant's Directors.

         Not-Applicable

Item 7.  Financial Statements and Exhibits.

Item 8.  Change in Fiscal Year.

         Not Applicable

Item 9.  Regulation FD Disclosure.

         Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans

         Not Applicable

Item 12.  Results of Operations and Financial Condition.

         Not Applicable

INDEX TO EXHIBITS.

EXHIBIT
NUMBER           DESCRIPTION OF DOCUMENT

  3.1    Certificate of Amendment of Articles of Incorporation of Volt Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


Date: October 19, 2004                         VOLT INC.

                                                By:  /s/ Denis C. Tseklenis
                                                Denis C. Tseklenis, President'
                                                and Chief  Executive Officer



Exhibit 3.1  Certificate of Amendment of Articles of Incorporation of Volt Inc.